UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: February 28, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	February 28, 2018

WESTERN ASSET

SMASh SERIES TF FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series TF Fund for the twelve-month reporting period ended February 28, 2018. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

March 29, 2018

II	Western Asset SMASh Series TF Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current interest income that is excluded from gross income for regular federal income tax purposes. We select securities to buy and sell for the Fund primarily by seeking to identify undervalued sectors and individual securities, while also selecting securities that we believe will benefit from anticipated changes in market conditions. We seek to enhance returns and reduce risks by taking advantage of shifts in the municipal yield curvei, credit quality spreads and variations in market sectors.

Under normal circumstances, the Fund invests at least 80% of its assets in municipal securities and other investments with similar economic characteristics, the interest on which is exempt from regular federal income tax but which may be subject to the federal alternative minimum tax. Municipal securities include debt obligations issued by any of the 50 states and certain other municipal issuers and their political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) and other qualifying issuers. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.

Although the Fund may invest in securities of any maturity, it normally invests in intermediate-term and long-term municipal securities that have remaining maturities from one to more than thirty years at the time of purchase. The Fund typically focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, that we determined to be of comparable credit quality) but may from time to time invest, to no specified limit, in below investment grade bonds (commonly known as “high yield” or “junk” bonds).

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, futures contracts and inverse floating rate instruments issued in tender option bond transactions, and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit, except that these instruments are taken into account when determining compliance with the Fund’s 80% investment policy. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes. The Fund may leverage its assets by investing proceeds received through tender option bond transactions, which is considered a form of borrowing.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Western Asset SMASh Series TF Fund 2018 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) posted positive returns, but generated mixed results versus equal-duration Treasuries over the twelve-month reporting period ended February 28, 2018. The fixed income market was impacted by a number of factors during the reporting period, including accelerating global economic growth, three interest rate hikes by the Federal Reserve Board (the “Fed”)iii, generally benign inflation, several geopolitical issues and the signing of the U.S. tax reform bill.

Both short- and long-term Treasury yields moved higher during the reporting period. The yield for the two-year Treasury note began the reporting period at 1.22% and ended the period at 2.25%. The low for the period of 1.18% occurred on April 18, 2017, and the peak of 2.27% took place on February 27, 2018. The yield for the ten-year Treasury began the reporting period at 2.36% and ended the period at 2.87%. The low for the period of 2.05% occurred on September 7, 2017, and their peak of 2.94% took place on February 21, 2018.

The municipal bond market outperformed its taxable bond counterpart during the twelve-month reporting period. Over that time, the Bloomberg Barclays Municipal Bond Indexiv and the Bloomberg Barclays U.S. Aggregate Indexv returned 2.50% and 0.51%, respectively. The municipal market posted positive returns during seven of the first ten months of the reporting period. This was driven by overall solid fundamentals and generally positive investor demand. However, the municipal market sold off during the last two months of the reporting period as yields moved sharply higher.

Q. How did we respond to these changing market conditions?

A. There were several changes made to the Fund’s portfolio during the reporting period. We lengthened the Fund’s duration after the November 2016 U.S. presidential election as we felt rates had moved up too far, too fast. We then tactically shortened duration in December 2017. We also selectively increased the Fund’s exposure to State and Local General Obligation debt, namely debt issued by Illinois and Chicago, as we found these sectors to be attractively valued.

We employed the use of U.S. Treasury futures during the reporting period to manage duration. This strategy slightly contributed to the Fund’s performance.

Performance review

For the twelve months ended February 28, 2018, Western Asset SMASh Series TF Fund returned 3.99%. The Fund’s unmanaged benchmark, the Bloomberg Barclays Municipal Bond Index, returned 2.50% for the same period.

Performance Snapshot as of February 28, 2018 (unaudited)
	6 months	12 months
Western Asset SMASh Series TF Fund	-0.45%	3.99%
Bloomberg Barclays Municipal Bond Index	-1.24%	2.50%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please call the Fund at 1-877-721-1926.

2	Western Asset SMASh Series TF Fund 2018 Annual Report

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2017, the gross total annual fund operating expense ratio for the Fund was 4.76%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its positioning in a number of sectors. We continued to favor revenue bonds as we found them to be attractively valued. In contrast, we maintained an underweight to the State and Local General Obligation bond sectors. In our view, we continue to be cautious about the overall health of state and local budgets, as well as the relatively unattractive valuations for general obligation debt. In addition, traditional general obligation and appropriation pledges are being viewed with more skepticism in certain situations throughout the country. In particular, an overweight to the Industrial Revenue (largely gas pre-pay) sector added the most value. The sector performed well given its greater spreads and yields. Security selection in the Industrial Revenue, Transportation, Education, Health Care (largely Hospitals) and Water & Sewer sectors, along with the Fund’s Local General Obligation bond holdings, were also

Western Asset SMASh Series TF Fund 2018 Annual Report	3

Fund overview (cont’d)

beneficial for performance. An underweight to State General Obligation bonds was also additive for results.

Elsewhere, yield curve positioning contributed to returns. The Fund had a bias towards the long end of the yield curve. This was beneficial as the yield curve flattened during the reporting period.

Finally, from a quality perspective, having overweights to municipal securities rated BBB and A was additive to performance as they outperformed their higher rated counterparts over the twelve-month reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance was the Fund’s cash position. While we only had a modest allocation to cash it was a headwind for results given the positive returns in the overall municipal market. Elsewhere, an underweight to the Leasing sector was a drag on returns as this sector outperformed the benchmark.

Thank you for your investment in Western Asset SMASh Series TF Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

March 20, 2018

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High-yield (“junk”) bonds possess greater price volatility, illiquidity and possibility of default. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The use of leverage may increase volatility and possibility of loss. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in a small number of issuers, the Fund will be more susceptible to negative events affecting those issuers. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of February 28, 2018 were: Education (12.5%), Transportation (11.5%), Industrial Revenue (9.9%), Local General Obligation (6.9%) and Special Tax Obligation (6.4%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

4	Western Asset SMASh Series TF Fund 2018 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Western Asset SMASh Series TF Fund 2018 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2018 and February 28, 2017. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset SMASh Series TF Fund 2018 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2017 and held for the six months ended February 28, 2018.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
-0.45%	$1,000.00	$995.50	0.00%	$0.00	5.00%	$1,000.00	$1,024.79	0.00%	$0.00

[1]	For the six months ended February 28, 2018.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Western Asset SMASh Series TF Fund 2018 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 2/28/18	3.99%
Inception* through 2/28/18	2.53

Cumulative total returns[1]
Inception date of 12/23/15 through 2/28/18	5.62%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date of the Fund is December 23, 2015.

8	Western Asset SMASh Series TF Fund 2018 Annual Report

Historical performance

Value of $10,000 invested in

Shares of Western Asset SMASh Series TF Fund vs. Bloomberg Barclays Municipal Bond Index† — December 23, 2015 - February 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

†	Hypothetical illustration of $10,000 invested in Western Asset SMASh Series TF Fund on December 23, 2015 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2018. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset SMASh Series TF Fund 2018 Annual Report	9

Spread duration (unaudited)

Economic exposure — February 28, 2018

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index
VRDN	— Variable Rate Demand Notes
WA SMASh TF	— Western Asset SMASh Series TF Fund

10	Western Asset SMASh Series TF Fund 2018 Annual Report

Effective duration (unaudited)

Interest rate exposure — February 28, 2018

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Bloomberg Barclays Municipal Bond Index
WA SMASh TF	— Western Asset SMASh Series TF Fund

Western Asset SMASh Series TF Fund 2018 Annual Report	11

Schedule of investments

February 28, 2018

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 71.0%
Alabama — 0.9%
Jefferson County, AL, Sewer Revenue:
AGM	5.500%	10/1/53	$75,000	$83,657
Subordinated Lien Warrants	6.000%	10/1/42	105,000	121,468
Total Alabama				205,125
Arizona — 8.3%
Arizona State IDA, Education Revenue:
Academies Math & Science Project, SD Credit Program	5.000%	7/1/37	45,000	49,991
Academies Math & Science Project, SD Credit Program	5.000%	7/1/38	500,000	559,700
Academies Math & Science Project, SD Credit Program	5.000%	7/1/47	50,000	55,046
Phoenix, AZ, IDA, Education Revenue, Great Hearts Academies	5.000%	7/1/36	75,000	81,810
Queen Creek, AZ, Excise Tax & State Shared Revenue	5.000%	8/1/47	585,000	669,252
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.000%	12/1/32	495,000	576,823
Total Arizona				1,992,622
California — 7.9%
Alameda, CA, Corridor Transportation Authority Revenue:
Second Subordinated Lien	5.000%	10/1/34	50,000	56,107
Second Subordinated Lien	5.000%	10/1/36	50,000	55,870
Anaheim, CA, Housing & Public Improvements Authority, Sewer Revenue	5.000%	2/1/48	315,000	362,256
California State Health Facilities Financing Authority Revenue, Memorial Health Services	5.000%	10/1/33	115,000	127,405
California State Infrastructure & Economic Development Bank Revenue, Pacific Gas & Electric Co.	1.750%	6/1/22	100,000	96,989	(a)(b)
California State, GO, Various Purpose	4.000%	11/1/36	15,000	15,824
California Statewide CDA, Student Housing Revenue, University of CA, Irvine Campus Apartments, Phase IV	5.000%	5/15/33	50,000	56,910
Eastern Municipal Water District Financing Authority, CA, Water & Wastewater Revenue	5.000%	7/1/47	50,000	57,426
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.500%	11/15/37	50,000	62,751
Los Angeles, CA, Department of Water & Power Waterworks Revenue	5.000%	7/1/48	500,000	576,290	(c)
M-S-R Energy Authority, CA, Gas Revenue	6.125%	11/1/29	155,000	191,000
Riverside County, CA, Transportation Commission Sales Tax Revenue	5.000%	6/1/38	100,000	116,148
San Francisco, CA, City & County Public Utilities Commission, Water Revenue, Green Bond	5.000%	11/1/34	100,000	118,790
Total California				1,893,766

See Notes to Financial Statements.

12	Western Asset SMASh Series TF Fund 2018 Annual Report

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Colorado — 1.8%
Colorado High Performance Transportation Enterprise Revenue, C-470 Express Lanes	5.000%	12/31/47	$100,000	$108,659
Colorado State Educational & Cultural Facilities Authority Revenue, University of Denver Project	5.000%	3/1/43	50,000	56,321
Colorado State Health Facilities Authority Revenue, Evangelical Lutheran Good Samaritan Society Project	5.000%	6/1/47	50,000	54,152
Denver, CO, City & County Special Facilities Apartment Revenue, United Airlines Inc. Project	5.000%	10/1/32	100,000	108,121	(d)
E-470 Public Highway Authority Revenue, CO	5.250%	9/1/25	25,000	26,913
University of Colorado Enterprise Revenue	5.000%	6/1/37	60,000	67,658	(e)
University of Colorado Enterprise Revenue	5.000%	6/1/37	15,000	16,849	(e)
Total Colorado				438,673
Connecticut — 2.8%
Connecticut State HEFA Revenue, Sacred Heart University Issue	5.000%	7/1/36	50,000	56,220
Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure Purpose	5.000%	1/1/37	500,000	554,875
Connecticut State, GO	5.000%	10/15/34	50,000	54,913
Total Connecticut				666,008
Delaware — 0.3%
Sustainable Energy Utility Inc., DE, Energy Efficiency Revenue	5.000%	9/15/34	75,000	82,294
District of Columbia — 0.4%
District of Columbia Revenue:
Ingleside Rock Creek Project	4.125%	7/1/27	10,000	10,124
KIPP DC Project	5.000%	7/1/42	75,000	83,231
Total District of Columbia				93,355
Florida — 2.1%
Broward County, FL, Airport System Revenue	5.000%	10/1/47	50,000	55,714	(d)
Central Florida Expressway Authority Revenue, Senior Lien	5.000%	7/1/42	100,000	113,897
Florida State Board of Education, Public Education Capital Outlay Bonds, GO	5.125%	6/1/40	100,000	107,886	(e)
Greater Orlando, FL, Aviation Authority, Airport Facilities Revenue	5.000%	10/1/47	25,000	27,729	(d)
Miami-Dade County, FL, Health Facilities Authority Hospital Revenue, Nicklaus Children’s Hospital	5.000%	8/1/42	10,000	11,102
Orange County, FL, Health Facilities Authority Revenue, Presbyterian Retirement Communities	5.000%	8/1/36	5,000	5,512
Tampa-Hillsborough County, FL, Expressway Authority Revenue	5.000%	7/1/48	100,000	113,276
Volusia County, FL, Educational Facility Authority Revenue, Educational Facilities Embry-Riddle Aeronautical University Inc. Project	5.000%	10/15/42	50,000	56,515
Total Florida				491,631

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2018 Annual Report	13

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Georgia — 0.5%
Dahlonega, GA, Downtown Development Authority Revenue, North Georgia MAC LLC Project	5.000%	7/1/39	$100,000	$112,102
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/21	10,000	10,839
Total Georgia				122,941
Idaho — 0.5%
Idaho State Health Facilities Authority Hospital Revenue, Trinity Health Credit Group	5.000%	12/1/47	100,000	111,679
Illinois — 4.3%
Chicago, IL, Board of Education, GO	5.000%	12/1/46	100,000	100,069
Chicago, IL, GO	5.000%	1/1/25	30,000	32,578
Chicago, IL, GO	5.500%	1/1/34	10,000	10,661
Chicago, IL, GO	6.000%	1/1/38	5,000	5,678
Chicago, IL, O’Hare International Airport Revenue	5.000%	1/1/46	10,000	11,064
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue	5.250%	12/1/40	100,000	108,505
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Second Lien	5.000%	12/1/51	25,000	26,506
Chicago, IL, Wastewater Transmission Revenue, Second Lien	5.000%	1/1/47	35,000	37,607
Chicago, IL, Waterworks Revenue:
Second Lien	5.000%	11/1/29	30,000	33,924
Second Lien, AGM	5.000%	11/1/31	30,000	34,189
Second Lien, AGM	5.000%	11/1/32	60,000	68,219
Elk Grove Village, IL, GO	5.000%	1/1/36	35,000	39,783
Illinois State Finance Authority Revenue, Southern Illinois Healthcare Enterprises Inc.	5.000%	3/1/31	45,000	50,913
Illinois State Sales Tax Revenue	5.000%	6/15/23	165,000	185,650
Illinois State Toll Highway Authority Revenue	5.000%	1/1/42	100,000	112,736
Illinois State University Revenue, Auxiliary Facilities System, AGM	5.000%	4/1/37	25,000	26,885
Illinois State, GO	5.000%	2/1/27	25,000	26,133
Illinois State, GO	5.000%	2/1/29	20,000	20,697
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue:
McCormick Project, State Appropriations	5.250%	6/15/50	50,000	51,184
McCormick Project, State Appropriations	5.000%	6/15/50	35,000	35,602
Total Illinois				1,018,583
Indiana — 0.6%
Indiana Finance Authority, IN, Wastewater Utility Revenue, CWA Authority Project	5.000%	10/1/41	100,000	112,532
Whiting, IN, Environmental Facilities Revenue, BP Products North America Inc. Project, BP PLC (SIFMA Municipal Swap Index Yield + 0.750%)	1.840%	12/2/19	25,000	25,048	(a)(b)(d)
Total Indiana				137,580

See Notes to Financial Statements.

14	Western Asset SMASh Series TF Fund 2018 Annual Report

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Kentucky — 0.5%
Kentucky State Economic Development Finance Authority Revenue, Louisville Arena Project, Louisville Arena Authority Inc., AGM	5.000%	12/1/45	$100,000	$109,097
Louisiana — 0.3%
Louisiana State PFA, Lease Revenue, Provident Group, Flagship Property, Louisiana State University Greenhouse Development	5.000%	7/1/42	50,000	54,880
Shreveport, LA, Water & Sewer Revenue, AGM	5.000%	12/1/41	10,000	11,177
Total Louisiana				66,057
Massachusetts — 7.3%
Berkshire, MA, Wind Power Cooperative Corp. Revenue, Berkshire Wind Project, Green Bond	5.000%	7/1/29	35,000	40,721
Massachusetts State DFA Revenue:
Babson College	5.000%	10/1/47	75,000	84,478
Broad Institute Inc.	5.000%	4/1/36	85,000	98,602
Partners Healthcare System	5.000%	7/1/47	100,000	111,518
UMass Boston Student Housing Project	5.000%	10/1/28	10,000	11,261
Worchester Polytechnic Institute	5.000%	9/1/45	75,000	84,735
Massachusetts State Transportation Fund Revenue, Rail Enhancement & Accelerated Bridge Programs	5.000%	6/1/42	100,000	114,736
Massachusetts State Water Resources Authority Revenue	5.000%	8/1/40	50,000	57,346
Massachusetts State, GO	5.000%	11/1/41	1,000,000	1,144,990
Total Massachusetts				1,748,387
Michigan — 0.2%
Michigan State Strategic Fund Limited Obligation Revenue, Detroit Edison	1.450%	9/1/21	50,000	48,563	(a)(b)
New Jersey — 5.7%
New Brunswick, NJ, Parking Authority Revenue, AGM	5.000%	9/1/21	220,000	241,404
New Jersey State EDA Revenue	5.000%	6/15/33	50,000	53,523
New Jersey State EDA Revenue:
Private Activity — The Goethals Bridge Replacement Project, AGM	5.125%	1/1/39	85,000	93,922	(d)
Private Activity — The Goethals Bridge Replacement Project, AGM	5.125%	7/1/42	150,000	165,241	(d)
School Facilities Construction (SIFMA Municipal Swap Index Yield + 1.600%)	2.690%	3/1/28	275,000	271,631	(b)
New Jersey State EDA, Special Facility Revenue, Port Newark Container Terminal LLC Project	5.000%	10/1/37	100,000	108,388	(d)
New Jersey State Health Care Facilities Financing Authority Revenue, Hackensack Meridian Health	5.000%	7/1/38	50,000	56,777
New Jersey State Transportation Trust Fund Authority Revenue, Transportation Program	5.000%	6/15/45	100,000	104,015

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2018 Annual Report	15

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
New Jersey — continued
New Jersey State Turnpike Authority Revenue	5.000%	1/1/35	$160,000	$181,223
Salem County, NJ, Industrial PCFA Revenue, Philadelphia Electric Co.	2.500%	3/1/19	100,000	100,388	(a)(b)(d)
Total New Jersey				1,376,512
New Mexico — 0.1%
Farmington, NM, PCR, Public Service Co. Project	2.125%	6/1/22	35,000	34,377	(a)(b)
New York — 4.7%
Hempstead Town, NY, Local Development Corp. Revenue	5.000%	7/1/42	100,000	112,356
Hudson Yards Infrastructure Corp., NY, Revenue	5.000%	2/15/42	100,000	113,166
Monroe County, NY, Industrial Development Corp. Revenue	5.000%	7/1/36	105,000	116,243	(e)
MTA Hudson Rail Yards Trust Obligations Revenue	5.000%	11/15/56	70,000	77,750
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue	5.000%	6/15/46	30,000	34,204
New York City, NY, TFA Revenue	5.000%	8/1/45	100,000	113,484
New York City, NY, TFA Revenue, Future Tax Secured	5.000%	5/1/40	5,000	5,646
New York State Dormitory Authority Revenue, Non-State Supported Debt, New York University	5.000%	7/1/43	50,000	57,251
New York State Dormitory Authority, State Personal Income Tax Revenue, Bidding Group 3 Bonds	5.000%	2/15/43	100,000	114,143
New York State Liberty Development Corp., Liberty Revenue, 3 World Trade Center LLC Project	5.000%	11/15/44	100,000	105,823	(f)
New York State Thruway Authority General Revenue, Junior Indebtedness Obligations, Junior Lien	5.000%	1/1/46	50,000	55,494
New York State Transportation Development Corp., Special Facilities Revenue:
American Airlines Inc., John F. Kennedy International Airport Project	5.000%	8/1/26	80,000	85,690	(d)
American Airlines Inc., John F. Kennedy International Airport Project	5.000%	8/1/31	15,000	15,896	(d)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/30	25,000	27,817	(d)
LaGuardia Airport Terminal B Redevelopment Project	5.000%	7/1/46	25,000	27,156	(d)
Port Authority of New York & New Jersey Revenue	5.000%	9/1/25	10,000	11,439	(d)
Triborough Bridge & Tunnel Authority, NY, Revenue, MTA Bridges & Tunnels	5.000%	11/15/42	50,000	57,364
Total New York				1,130,922
North Carolina — 0.3%
North Carolina State Turnpike Authority Revenue, Senior Lien	5.000%	1/1/30	50,000	58,084
North Carolina State Turnpike Authority, Monroe Expressway Toll Revenue	5.000%	7/1/42	5,000	5,492
Total North Carolina				63,576

See Notes to Financial Statements.

16	Western Asset SMASh Series TF Fund 2018 Annual Report

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Oregon — 4.8%
University of Oregon General Revenue	5.000%	4/1/48	$1,000,000	$1,147,520
Pennsylvania — 0.8%
Allegheny County, PA, IDA Revenue, Environmental Improvement, US Steel Corp.	6.750%	11/1/24	25,000	25,712
Berks County, PA, IDA, Healthcare Facilities Revenue, Highlands at Wyomissing	5.000%	5/15/32	50,000	55,028
Commonwealth Financing Authority, PA, Tobacco Master Settlement Payment Revenue, Tobacco Master Settlement Payment Bonds	5.000%	6/1/30	50,000	56,363
Pennsylvania State Turnpike Commission Revenue	5.000%	12/1/47	25,000	27,768
State Public School Building Authority, PA, Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/31	20,000	22,005
Total Pennsylvania				186,876
South Carolina — 0.3%
Florence County, SC, Hospital Revenue, McLeod Regional Medical Center	5.000%	11/1/37	75,000	79,424
South Dakota — 0.1%
South Dakota State HEFA Revenue, Regional Health	5.000%	9/1/40	25,000	27,841
Tennessee — 2.3%
Metropolitan Government of Nashville & Davidson County, TN, Water & Sewer Revenue	5.000%	7/1/46	50,000	57,165
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/23	10,000	11,349
Tennessee Energy Acquisition Corp., Gas Revenue	5.250%	9/1/26	425,000	494,526
Total Tennessee				563,040
Texas — 10.3%
Arlington, TX, Higher Education Finance Corp., Education Revenue, Uplift Education, PSF-GTD	5.000%	12/1/37	20,000	22,639
City of Sugar Land, TX, GO	5.000%	2/15/28	175,000	207,737
Harris County, TX, Cultural Education Facilities Finance Corp.,Thermal Utility Revenue, Teco Project	5.000%	11/15/33	200,000	230,716
Houston, TX, Airport Systems Revenue, Special Facilities, United Airlines Inc., Airport Improvement Project	5.000%	7/15/28	100,000	112,483	(d)
New Hope Cultural Education Facilities Finance Corp., TX, Senior Living Revenue:
4-K Housing Inc., Stoney Brook Project	5.000%	7/1/47	20,000	20,646
Cardinal Bay Inc., Village on the Park Carriage Inn Project	5.000%	7/1/31	15,000	16,855
Socorro, TX, ISD, GO, School Building, PSF-GTD	5.000%	8/15/43	1,000,000	1,135,810
Southside, TX, ISD, GO, School Building, PSF-GTD	5.000%	8/15/47	100,000	114,318
Southwest, Texas Higher Education Authority Inc. Revenue, Southern Methodist University Project	5.000%	10/1/41	50,000	56,800

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2018 Annual Report	17

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Texas — continued
Tarrant County, TX, Cultural Education Facilities Finance Corp., Retirement Facility Revenue:
Buckner Retirement Services Inc. Project	5.000%	11/15/37	$50,000	$55,948
Buckner Retirement Services Inc. Project	5.000%	11/15/46	50,000	55,514
Buckner Senior Living Ventana Project	6.625%	11/15/37	10,000	11,092
Texas State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	6.250%	12/15/26	205,000	240,457
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/31	20,000	21,817
Texas State Private Activity Bond Surface Transportation Corp. Revenue, Senior Lien, Blueridge Transportation Group LLC	5.000%	12/31/40	5,000	5,474	(d)
Texas State Water Development Board Revenue	5.000%	10/15/47	100,000	114,354
Texas State, GO, Transport Commission — Mobility Fund	5.000%	10/1/34	35,000	40,917
Total Texas				2,463,577
U.S. Virgin Islands — 0.1%
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	5.000%	10/1/29	30,000	20,925
Utah — 0.0%
Utah State Charter School Finance Authority, Charter School Revenue, Syracuse Arts Academy Project, UT CSCE	5.000%	4/15/37	5,000	5,504
Virginia — 2.2%
Arlington County, VA, IDA Revenue	5.000%	2/15/43	50,000	57,072
Virginia State Commonwealth Transportation Board, Transportation Revenue	5.000%	5/15/31	100,000	118,202
Virginia State Port Authority Port Facility Revenue	5.000%	7/1/41	10,000	11,121	(d)
Virginia State Public Building Authority, Public Facilities Revenue	5.000%	8/1/29	200,000	237,460
Virginia State Small Business Financing Authority Revenue, Senior Lien, 95 Express Lanes LLC	5.000%	1/1/40	100,000	106,622	(d)
Total Virginia				530,477
Washington — 0.5%
Washington State, GO	5.000%	8/1/34	100,000	116,205
Wisconsin — 0.1%
Public Finance Authority, WI, Revenue, Denver International Airport Great Hall Project	5.000%	9/30/49	15,000	16,320	(d)
Total Investments before Short-Term Investments (Cost — $17,252,174)				16,989,457
Short-Term Investments — 30.8%
Municipal Bonds — 30.6%
Florida — 3.8%
Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Health System	1.100%	11/15/33	900,000	900,000	(g)(h)

See Notes to Financial Statements.

18	Western Asset SMASh Series TF Fund 2018 Annual Report

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Massachusetts — 2.1%
Massachusetts State HEFA Revenue, Partners Healthcare Systems Inc., SPA-JPMorgan Chase	1.090%	7/1/27	$500,000	$500,000	(g)(h)
Mississippi — 0.4%
Mississippi State Business Finance Commission Gulf Opportunity Revenue, Chevron USA Inc.	1.120%	11/1/35	100,000	100,000	(g)(h)
New York — 9.5%
New York City, NY, GO:
LOC-Mizuho Corporate Bank	1.130%	4/1/42	400,000	400,000	(g)(h)
SPA-JPMorgan Chase	1.100%	8/1/38	700,000	700,000	(g)(h)
New York City, NY, HDC, MFH Revenue, Sustainable Neighborhood, LIQ-Citibank N.A.	1.110%	5/1/20	200,000	200,000	(g)(h)
New York State Housing Finance Agency Revenue:
42nd & 10th Housing, LIQ-FHLMC, LOC-FHLMC	1.120%	11/1/41	400,000	400,000	(d)(g)(h)
625 West 57th Street, LOC-Bank of New York Mellon	1.070%	5/1/49	200,000	200,000	(g)(h)
Onondaga County, NY, Trust Cultural Resource Revenue, Syracuse University Project, LOC-Wells Fargo Bank N.A.	1.070%	12/1/29	380,000	380,000	(g)(h)
Total New York				2,280,000
North Carolina — 4.9%
North Carolina State Medical Care Commission, Health Care Facilities Revenue:
Novant Health Group, SPA-JPMorgan Chase	1.090%	11/1/34	100,000	100,000	(g)(h)
Wakemed Obligated Group, LOC-Wells Fargo Bank N.A.	1.110%	10/1/26	170,000	170,000	(g)(h)
Wakemed Obligated Group, LOC-Wells Fargo Bank N.A.	1.110%	10/1/38	600,000	600,000	(g)(h)
Raleigh, NC, COP, Downtown Improvement Project, SPA-Wells Fargo Bank N.A.	1.090%	2/1/34	300,000	300,000	(g)(h)
Total North Carolina				1,170,000
Texas — 5.4%
Harris County, TX, Cultural Education Facilities Finance Corp. Revenue:
Methodist Hospital	1.140%	12/1/24	135,000	135,000	(g)(h)
Methodist Hospital	1.140%	12/1/27	100,000	100,000	(g)(h)
Harris County, TX, Health Facilities Development Corp. Revenue, Methodist Hospital System	1.140%	12/1/41	100,000	100,000	(g)(h)
Rockwall, TX, ISD, GO, School Building, PSF-GTD, SPA-Wells Fargo Bank N.A.	1.120%	8/1/37	950,000	950,000	(g)(h)
Total Texas				1,285,000
Washington — 4.5%
Vancouver, WA, Housing Authority Revenue, LIQ-FHLMC	1.120%	12/1/38	495,000	495,000	(g)(h)
Washington State HFC, Non-Profit Housing Revenue, Overlake School Project, LOC-Wells Fargo Bank N.A.	1.120%	10/1/29	585,000	585,000	(g)(h)
Total Washington				1,080,000
Total Municipal Bonds (Cost — $7,315,000)				7,315,000

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2018 Annual Report	19

Schedule of investments (cont’d)

February 28, 2018

Western Asset SMASh Series TF Fund

Security	Rate	Maturity Date	Face Amount	Value
Time Deposits — 0.2%
State Street Corp. (Cost — $60,000)	0.200%	3/1/18	$60,000	$60,000
Total Short-Term Investments (Cost — $7,375,000)				7,375,000
Total Investments — 101.8% (Cost — $24,627,174)				24,364,457
Liabilities in Excess of Other Assets — (1.8)%				(427,865)
Total Net Assets — 100.0%				$23,936,592

(a)	Maturity date shown represents the mandatory tender date.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Securities traded on a when-issued or delayed delivery basis.

(d)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(e)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(g)

Variable rate demand obligations (“VRDOs”) have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. The interest rate generally resets on a daily or weekly basis and is determined on the specific interest rate reset date by the Remarketing Agent, pursuant to a formula specified in official documents for the VRDO, or set at the highest rate allowable as specified in official documents for the VRDO. VRDOs are benchmarked to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index. The SIFMA Municipal Swap Index is compiled from weekly interest rate resets of tax-exempt VRDOs reported to the Municipal Securities Rulemaking Board’s Short-term Obligation Rate Transparency System.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
CDA	— Communities Development Authority
COP	— Certificates of Participation
CSCE	— Charter School Credit Enhancement
CWA	— Clean Water Act
DFA	— Development Finance Agency
EDA	— Economic Development Authority
FHLMC	— Federal Home Loan Mortgage Corporation
GO	— General Obligation
GTD	— Guaranteed
HDC	— Housing Development Corporation
HEFA	— Health & Educational Facilities Authority
HFC	— Housing Finance Commission
IDA	— Industrial Development Authority
ISD	— Independent School District

See Notes to Financial Statements.

20	Western Asset SMASh Series TF Fund 2018 Annual Report

Western Asset SMASh Series TF Fund

Abbreviations used in this schedule (cont’d):
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
PFA	— Public Facilities Authority
PSF	— Permanent School Fund
SIFMA	— Securities Industry and Financial Markets Association
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority

Ratings Table* (unaudited)
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	8.6%
AA/Aa	37.1
A	12.9
BBB/Baa	7.3
BB/Ba	1.7
B/B	0.1
CCC/Caa	0.1
A-1/VMIG 1	30.0
NR***	2.2
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

***	The credit quality of unrated investments is evaluated based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments.

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2018 Annual Report	21

Statement of assets and liabilities

February 28, 2018

Assets:
Investments, at value (Cost — $24,627,174)	$24,364,457
Cash	323
Interest receivable	152,838
Receivable for securities sold	5,000
Receivable for Fund shares sold	4,722
Receivable from investment manager	3,563
Prepaid expenses	21,826
Total Assets	24,552,729

Liabilities:
Payable for securities purchased	579,050
Trustees’ fees payable	3
Accrued expenses	37,084
Total Liabilities	616,137
Total Net Assets	$23,936,592

Net Assets:
Par value (Note 5)	$24
Paid-in capital in excess of par value	24,193,036
Undistributed net investment income	22,755
Accumulated net realized loss on investments and futures contracts	(16,506)
Net unrealized depreciation on investments	(262,717)
Total Net Assets	$23,936,592

Shares Outstanding	2,392,988

Net Asset Value	$10.00

See Notes to Financial Statements.

22	Western Asset SMASh Series TF Fund 2018 Annual Report

Statement of operations

For the Year Ended February 28, 2018

Investment Income:
Interest	$224,131

Expenses:
Audit and tax fees	29,506
Registration fees	23,389
Fund accounting fees	17,437
Shareholder reports	6,899
Custody fees	1,432
Insurance	299
Trustees’ fees	221
Legal fees	100
Miscellaneous expenses	3,842
Total Expenses	83,125
Less: Fee waivers and/or expense reimbursements (Note 2)	(83,125)
Net Expenses	—
Net Investment Income	224,131

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(8,438)
Futures contracts	1,732
Net Realized Loss	(6,706)
Change in Net Unrealized Appreciation (Depreciation) From Investments	(232,618)
Net Loss on Investments and Futures Contracts	(239,324)
Decrease in Net Assets From Operations	$(15,193)

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2018 Annual Report	23

Statements of changes in net assets

For the Years Ended February 28,	2018	2017

Operations:
Net investment income	$224,131	$64,071
Net realized loss	(6,706)	(6,635)
Change in net unrealized appreciation (depreciation)	(232,618)	(39,722)
Increase (Decrease) in Net Assets From Operations	(15,193)	17,714

Distributions to Shareholders From (Note 1):
Net investment income	(204,086)	(63,964)
Net realized gains	—	(3,165)
Decrease in Net Assets From Distributions to Shareholders	(204,086)	(67,129)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	22,906,540	150,099
Cost of shares repurchased	(1,014,994)	(100,099)
Increase in Net Assets From Fund Share Transactions	21,891,546	50,000
Increase in Net Assets	21,672,267	585

Net Assets:
Beginning of year	2,264,325	2,263,740
End of year*	$23,936,592	$2,264,325
*Includes undistributed net investment income of:	$22,755	$2,710

See Notes to Financial Statements.

24	Western Asset SMASh Series TF Fund 2018 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
	2018[1]	2017[1]	2016[1,2]

Net asset value, beginning of year	$9.84	$10.05	$10.00

Income (loss) from operations:
Net investment income	0.24	0.28	0.03
Net realized and unrealized gain (loss)	0.15 †	(0.20)	0.04
Total income from operations	0.39	0.08	0.07

Less distributions from:
Net investment income	(0.23)	(0.28)	(0.02)
Net realized gains	—	(0.01)	—
Total distributions	(0.23)	(0.29)	(0.02)

Net asset value, end of year	$10.00	$9.84	$10.05
Total return[3]	3.99%	0.83%	0.73%

Net assets, end of year (000s)	$23,937	$2,264	$2,264

Ratios to average net assets:
Gross expenses[4]	0.91%	7.57%	21.80%[5]
Net expenses[6,7]	0.00	0.00	0.00 [5]
Net investment income	2.44	2.79	1.85 [5]

Portfolio turnover rate	16%	14%	2%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 23, 2015 (inception date) to February 29, 2016.

[3]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Gross expenses do not include management fees paid to the manager and subadviser. Management fees are paid directly or indirectly by the separately managed account sponsor.

[5]	Annualized.

[6]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. This arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

†	Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

See Notes to Financial Statements.

Western Asset SMASh Series TF Fund 2018 Annual Report	25

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series TF Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA. LMPFA and the subadviser do not charge investment management fees to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

26	Western Asset SMASh Series TF Fund 2018 Annual Report

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset SMASh Series TF Fund 2018 Annual Report	27

Notes to financial statements (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$16,989,457	—	$16,989,457
Short-term investments†	—	7,375,000	—	7,375,000
Total investments	—	$24,364,457	—	$24,364,457

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

28	Western Asset SMASh Series TF Fund 2018 Annual Report

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and

Western Asset SMASh Series TF Fund 2018 Annual Report	29

Notes to financial statements (cont’d)

financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of February 28, 2018, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2018, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

30	Western Asset SMASh Series TF Fund 2018 Annual Report

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA and the subadviser do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and LMPFA and the subadviser will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2019 without the Board of Trustees’ consent.

During the year ended February 28, 2018, fees waived and/or expenses reimbursed amounted to $83,125.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

The Fund is permitted to purchase or sell securities, typically short-term variable rate demand obligations, from or to certain other affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another fund or portfolio that is, or could be considered, an affiliate by virtue of having a common investment manager or subadviser (or affiliated investment manager or subadviser), common Trustees and/or common officers complies with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the year ended February 28, 2018, such purchase and sale transactions (excluding accrued interest) were $1,275,000 and $300,000, respectively.

3. Investments

During the year ended February 28, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$16,300,550
Sales	1,093,889

Western Asset SMASh Series TF Fund 2018 Annual Report	31

Notes to financial statements (cont’d)

At February 28, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$24,627,174	$51,110	$(313,827)	$(262,717)

4. Derivative instruments and hedging activities

At February 28, 2018, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended February 28, 2018. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$1,732

During the year ended February 28, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)†	$23,341

†	At February 28, 2018, there were no open positions held in this derivative.

5. Shares of beneficial interest

At February 28, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended February 28, 2018	Year Ended February 28, 2017
Shares sold	2,263,590	14,745
Shares repurchased	(100,646)	(9,852)
Net increase	2,162,944	4,893

32	Western Asset SMASh Series TF Fund 2018 Annual Report

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended February 28, was as follows:

	2018	2017
Distributions paid from:
Tax exempt income	$203,960	$63,850
Ordinary income	126	114
Net long-term capital gains	—	3,165
Total taxable distributions	126	3,279
Total distributions paid	$204,086	$67,129

As of February 28, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed tax-exempt income — net	$22,755
Deferred capital losses*	(16,506)
Unrealized appreciation (depreciation)	(262,717)
Total accumulated earnings (losses) — net	$(256,468)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

7. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X was August 1, 2017. The Fund has adopted the amendments to Regulation S-X and, upon evaluation, has concluded that the amendments do not materially impact the financial statement amounts; however, as required, additional or enhanced disclosure has been included.

8. Other

Tax reform legislation commonly known as the Tax Cuts and Jobs Act (the “Tax Act”) was enacted on December 22, 2017. Although the Tax Act does not amend any provisions that directly address qualification or taxation of a regulated investment company (“RIC”), the Tax Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC investors. The application of certain provisions in the Tax Act is uncertain so the effects on the funds and shareholders cannot be predicted. Legislative or administrative changes could be enacted at any time and could have prospective or retroactive effect.

Provisions under the Tax Act may cause RICs to increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses. Such

Western Asset SMASh Series TF Fund 2018 Annual Report	33

Notes to financial statements (cont’d)

consequences could lead to an increase in the amount of taxable income recognized by a RIC as well as an increase in the amount of taxable income distributed to RIC shareholders. Additionally, the new provisions under the Tax Act are expected to have a varying impact among funds with different investment objectives and strategies.

34	Western Asset SMASh Series TF Fund 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Institutional Trust and Shareholders of Western Asset SMASh Series TF Fund

Opinion on the financial statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset SMASh Series TF Fund (one of the funds constituting Legg Mason Partners Institutional Trust, referred to hereafter as the “Fund”) as of February 28, 2018, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended February 28, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, and the results of its operations, changes in its net assets, and the financial highlights for the year ended February 28, 2018 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended February 28, 2017 and the financial highlights for each of the periods ended on or prior to February 28, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated April 20, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, MD

April 17, 2018

We have served as the auditor of one or more investment companies in the Legg Mason investment company group since at least 1973. We have not determined the specific year we began serving as auditor.

Western Asset SMASh Series TF Fund 2018 Annual Report	35

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Institutional Trust (the “Trust”) held on November 6-7, 2017, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset SMASh Series TF Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and asked questions and requested additional information from management. Throughout the prior year the Board had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and the other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager and Subadviser were present.

36	Western Asset SMASh Series TF Fund

The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of

Western Asset SMASh Series TF Fund	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also periodically reported to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including in particular that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds (including the Fund) classified as general and insured municipal debt funds by Broadridge, showed, among other data, that the Fund’s performance for the 1-year period ended June 30, 2017 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board noted that the Fund does not pay a management fee. The Board also recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses. The Board considered that this arrangement is expected to continue through December 2019. In addition, the Board recognized that shareholders of the Fund are participants in separately managed account programs and pay fees to the program sponsors for the costs and expenses of the program, including fees for advice and portfolio execution. When a program participant, alone or with his or her program sponsor, elects to allocate assets to the investment strategy managed or advised by an affiliate of the Manager, that affiliate receives a fee from the program sponsor for managing or advising those assets, including assets that may be invested in the Fund. In certain cases, a participant will pay a fee for

38	Western Asset SMASh Series TF Fund

investment advice directly to an affiliate of the Manager in its capacity as adviser or subadviser to the participant’s account.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the fee and expense arrangements for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The Board considered that the Fund does not pay a contractual management fee, and it recognized that the Manager had agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses.

Economies of scale

The Board discussed whether the Manager realizes economies of scale as the Fund’s assets grow. Among other things, the Board considered that the Fund pays no management fees to the Manager. The Board also noted that the Manager has agreed to pay all operating expenses of the Fund, except interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits the Manager and its affiliates received were reasonable.

Western Asset SMASh Series TF Fund	39

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series TF Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

40	Western Asset SMASh Series TF Fund

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron*
Year of birth	1945
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1994 (Chair of the Board since 2018)
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); Director, Alexander’s Inc. (department store) (1987 to 1990)

Western Asset SMASh Series TF Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; Duncan Professor of Finance Emeritus, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	45
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Jane Trust, CFA[3]
Year of birth	1962
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	140
Other board memberships held by Trustee during past five years	None

42	Western Asset SMASh Series TF Fund

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset SMASh Series TF Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2017
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

44	Western Asset SMASh Series TF Fund

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Western Asset SMASh Series TF Fund	45

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2018:

Record Date:	Monthly	2/15/2018
Payable Date:	March 2017 - January 2018	2/16/2018
Tax-exempt interest	100.00%	99.70%
Ordinary income*	—	0.30%

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

46	Western Asset SMASh Series TF Fund

Western Asset

SMASh Series TF Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Susan M. Heilbron* Chair

Susan B. Kerley

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective January 1, 2018, Ms. Heilbron became Chair.

Western Asset SMASh Series TF Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series TF Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/smashfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series TF Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2018 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX257523 4/18 SR18-3298

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal year ending February 28, 2017 and February 28, 2018 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $151,787 in February 28, 2017 and $101,478 in February 28, 2018.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in February 28, 2017 and $3,707 in February 28, 2018.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $1,775 in February 28, 2017 and $25,340 in February 28, 2018. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in February 28, 2017 and $0 in February 28, 2018.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for February 28, 2017 and February 28, 2018; Tax Fees were 100% and 100% for February 28, 2017 and February 28, 2018; and Other Fees were 100% and 100% for February 28, 2017 and February 28, 2018.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in February 28, 2017 and $432,645 in February 28, 2018.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr

Susan M. Heilbron

Susan B. Kerley

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	April 25, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 25, 2018